Income Taxes	12 Months Ended
Dec. 31, 2024
NEONC TECHNOLOGIES HOLDINGS, INC.
Income Taxes

Note 11 – Income Taxes

The Company has no significant current income taxes due because of the losses generated each year.

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and those used for income tax purposes. The Company’s deferred tax assets relate primarily to its net operating loss carryforwards and other balance sheet basis differences. In accordance with ASC 740, the Company recorded a valuation allowance to fully offset the gross deferred tax asset because it is not “more likely than not” that the Company will realize future benefits associated with these deferred tax assets at December 31, 2024 and 2023. The valuation allowance increased by approximately $2,700,000 and $4,200,000 for the years ended December 31, 2024 and 2023, respectively.

Significant components of the Company’s deferred tax assets at December 31, 2024 and 2023 as follows:

	For the Year Ended December 31,
	2024	2023
Deferred tax assets:
Net operating losses	$8,398,192	$5,452,848
Share based compensation	2,405,371	2,405,371
Interest expense	87,260	849,349
Deferred research and development costs	1,230,953	614,609
Accrued wages	205,765	305,548
Accrued litigation cots	1,299,550	1,288,000
Deferred revenue and other	37,940	37,940
Total deferred tax assets	13,665,031	10,953,665
Valuation allowance	(13,665,031)	(10,953,665)
Deferred tax asset, net of valuation allowance	$-	$-

The difference between income taxes at the statutory federal income tax rate and income taxes reported in the consolidated statements of operations is attributable to a full valuation allowance recorded in all periods since inception.

The provision for income taxes for the taxable years ended December 31, 2024 and 2023 differs from the statutory federal income tax rate for the years ended December 31, 2024 and 2023 as follows:

	For the Year Ended December 31,
	2024	2023
Tax benefit at the federal statutory rate	21%	21%
State tax, net of federal benefit	$7%	7%
Permanent differences	0%	0%
Change in valuation allowance	-28%	-28%
Effective income tax rate	$0%	0%

At December 31, 2024, the Company had Federal net operating loss carryforwards of approximately $30,000,000 which will begin to expire in 2035. Of the total Federal net operating losses, the amounts incurred after 2017 of approximately $22,800,000 will carry forward indefinitely. Sections 382 and 383 of the Internal Revenue Code, and similar state regulations, contain provisions that may limit the NOL carryforwards available to be used to offset income in any given year upon the occurrence of certain events, including changes in the ownership interests of significant stockholders. In the event of a cumulative change in ownership in excess of 50% over a three-year period, the amount of the NOL carryforwards that the Company may utilize in any year may be limited. Although the Company has not undertaken a formal analysis, it is likely that such an ownership change occurred prior to 2020. The years 2021 through 2024 are subject to examination by taxing authorities.

Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s financial statements as of December 31, 2024 or 2023. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. No tax audits were commenced or were in process for the taxable years that ended December 31, 2024 and 2023. No tax related interest or penalties were incurred during the years ended December 31, 2024 and 2023.